Enterprise Financial Services Corp First Quarter 2018 Investor Presentation

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Company Snapshot - EFSC Total Assets FOCUSED BUSINESS MODEL: $ 5.4 Billion • Attract Top Talent in Markets • Proven Ability to Grow Market Cap Commercial & Industrial "C&I" $ Talent Loans 1.2 Billion • Product Breadth ◦ Banking Operates in ◦ Trust & Wealth Management ◦ Treasury Management Strength Kansas City • Strong Balance Sheet with St. Louis Attractive Risk Profile Phoenix MSAs • Concentrated on Private Businesses and Owner Families Passion • Relationship Driven 3

Executive Leadership Team Name, Age, Title Years at Enterprise James B. Lally, 50, President & Chief Executive Officer, EFSC 14 Keene S. Turner, 38, Executive Vice President & Chief Financial Officer, EFSC 4 Scott R. Goodman, 54, President, Enterprise Bank & Trust 14 Douglas N. Bauche, 48, Chief Credit Officer, Enterprise Bank & Trust 18 Mark G. Ponder, 47, SVP & Controller, EFSC and CFO, Enterprise Bank & Trust 6 Nicole M. Iannacone, 38, SVP, General Counsel, and Corporate Secretary 4 Loren E. White, 61, SVP & Head of Human Resources 4 4

Differentiated Business Model: Built for Quality Earnings Growth Focused and Well-Defined Targeted Array of Banking Experienced Bankers and Strategy Aimed at Business and Wealth Management Advisors Owners, Executives and Services to Meet our Client's Professionals. Needs 5

Three Urban Markets Arizona Kansas Loans $305MM $682MM $2.3B Deposits $166MM $718MM $3.4B Branches 2 7 19 Deposit Market Share 1 39th/0.12% 16th/1.29% 5th/4.23% JPMorgan Chase UMB US Bancorp Primary Competitors 1 Wells Fargo Commerce Bank of America Bank of America Bank of America Commerce 1 Source: 6/30/2017 FDIC data, SNL Financial. Excludes single branch institutions. 6

Focused Loan Growth Strategies Specialized Market Segments Represent 29% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. 5.9% 10.5% Total Portfolio Loans 8.8% Expectations for Future Growth Include 1.4% Continued Focus in these Specialized 2.9% Market Segments. Tax Credit Programs. $244 Million in Loans Outstanding Related to Federal New Markets, Historic and Missouri Affordable Housing Tax Credits. $183 Million in Federal & State New Markets Tax Credits Awarded To Date. Enterprise Value Lending. $439 Million in M&A Related Loans Outstanding, Partnering with PE Firms. Life Insurance Premium Financing. $365 Million in Loans Outstanding Related to High Net Worth Estate Planning. Aircraft Lending. $56 Million in Loans Outstanding. Agriculture Lending. $119 Million in Loans Outstanding. 7

History of Strong C&I Growth $1,982 In Millions $1,774 16% 5-Year CAGR $1,545 $1,259 $1,060 $949 Q1 '13 Q1 '14 Q1 '15 Q1 '16 Q1 '17 Q1 '18 8

Buying Process 9

Customer Focus Source: Greenwich Associates 10

Portfolio Loan Trends 8% Total Loan Growth In Millions $4,162 $3,997 $4,067 $3,853 $3,859 Q1' 17 Q2' 17 Q3 '17 Q4' 17 Q1' 18 11

Drivers of Loan Growth March 31, 2016 – March 31, 2017 March 31, 2017 – March 31, 2018 $1.0 Billion $309 Million Commercial/ General Commercial & Construction RE 12% Industrial 4% Residential RE 4% Life Insurance Premium Commercial/ Consumer and Other Construction RE 32% Finance 4% 3% Enterprise Value Lending Tax Credits 26% 7% General Commercial & Industrial 9% Agriculture 16% JCB Acquisition Life Insurance Premium 66% Finance 14% Enterprise Value Lending 3% 12

Attractive Deposit Mix March 31, 2018 $4.3B DDA • Significant DDA Composition 26% • Stable Cost of Deposits Interest Bearing • Improving Core Funding Transaction Accts 20% In Millions 25.7% 26.0% 25.8% 27.0% 25.7% 39% $4,281 $4,156 MMA & $4,032 $4,059 15% $3,921 Savings CD Cost of Deposits 0.61% 6% Core Deposit Growth Q1 2017 – Q1 2018 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Deposits DDA % 13

Core Funding Mix By Business Line In Millions Consumer $1,429 39% Commercial $1,666 46% Business Banking $544 15% Commercial Business Banking Consumer 1% 2% 2% 3% 1% 3% 6% 9% 26% 43% 18% 32% 18% 54% 20% 29% 21% 12% Notes: Excludes brokered deposits 14

Financial Scorecard Q1 2018 Compared to Q1 2017 42% Continued Growth in Core EPS 21% 11 bps 2% Drive Net Interest Defend Net Interest Achieve Further Income Growth in Margin Improvement in Dollars with Favorable Operating Leverage Loan Growth Trends 6% Enhance Deposit Levels to Support Growth Core EPS: $0.84 Core ROAA: 1.49% 15

Earnings Per Share - Q1 2018 Reported vs. Core EPS* $(0.06) $0.90 $0.84 EPS Non-Core Core EPS Acquired Assets * A Non-GAAP Measure, Refer to Appendix for Reconciliation 16

Earnings Per Share Trend - Q1 2018 Changes in Core EPS* $0.04 $0.02 $(0.08) $0.12 $(0.03) $0.84 $0.77 Q4 '17 Net Interest Portfolio Loan Noninterest Noninterest Income Tax Q1 '18 Income Loss Provision Income Expense Expense Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 17

Core Net Interest Income Trend* In Millions 3.76% 3.75% 3.73% 3.74% 3.63% $45.4 $44.1 $44.9 $43.0 $37.6 21% Core NII Growth Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Core Net Interest Income FTE Core Net Interest Margin Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 18

Credit Trends for Portfolio Loans Net Charge-offs (1) Portfolio Loan Growth $138 61 bps In Millions $95 33 bps $70 $56 8bps (1) bps (2)bps $7 (2) Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 In Millions Provisions for Portfolio Loans Q1 2018 EFSC Peer(3) $3.6 $3.2 NPA’s/Assets = 0.30% 0.49% $2.4 NPL’s/Loans = 0.38% 0.62% $1.9 ALLL/NPL’s = 254.0% 145.2% $1.5 ALLL/Loans = 0.98% 0.99% Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 (1) Portfolio loans only, excludes non-core acquired loans; (2) Excludes acquisition of Jefferson County (3) Bancshares ("JCB"); Peer median data as of 12/31/2017 (source: SNL Financial) 19

Core Fee Income* In Millions Core Fee Income Other Core Fee Income Detail $11.1 $1.5 $2.3 $0.2 $8.4 $8.5 $1.9 $7.9 $2.2 $0.2 $1.8 $1.7 $0.1 $7.0 $1.5 $1.5 $0.1 $1.4 $1.5 $0.1 $0.2 $0.1 $0.2 $0.1 $0.6 $0.2 $1.0 $2.3 $0.1 $0.2 $0.2 $1.7 $1.9 $1.8 $1.5 $0.4 $0.4 $2.9 $0.2 $2.8 $2.8 $2.9 $1.5 $1.5 $2.5 $1.3 $1.0 $0.8 $1.8 $2.0 $2.1 $2.2 $2.1 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Wealth Management Deposit Services Charge Miscellaneous Swap Fees CDE Other State Tax Credits Mortgage Card Services Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 20

Operating Expenses Trend* In Millions 56.0% 54.5% 54.0% 51.6% 50.2% $29.1 $27.8 $28.1 $27.1 $24.9 $15.3 $16.5 $15.8 $15.1 $15.2 $2.4 $2.3 $2.4 $2.4 $1.9 $9.7 $9.6 $10.4 $10.2 $7.8 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 21

Positive Momentum in Core Earnings Per Share* $0.84 $0.77 Four-Year CAGR 32% $0.66 $0.59 $0.59 $0.56 $0.49 $0.49 $0.49 $0.47 $0.44 $0.37 $0.38 $0.35 $0.33 $0.31 $0.28 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 200% Core EPS Growth from Q1 2014 to Q1 2018 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 22

Five-Year Financial Highlights In Thousands, except per share date 2018 Q1 2017 2016 2015 2014 Core Net Interest Income $45,405 $169,586 $123,515 $107,618 $98,438 Total Core Non-Interest Income $8,520 $34,378 $26,787 $25,575 $24,548 Core Net Income $19,585 $59,912 $41,237 $33,791 $26,043 Core Earnings Per Share (diluted) $0.84 $2.58 $2.03 $1.66 $1.29 Core Return on Average Tangible 18.64% 14.46% 12.18% 11.22% 9.77% Common Equity Core Return on Average Assets 1.49% 1.20% 1.09% 1.00% 0.82% Total Assets $5,383,102 $5,289,225 $4,081,328 $3,608,483 $3,277,003 Note: Core is a Non-GAAP Measure, Refer to Appendix for Reconciliation 23

Capital Levels Prudently Managed to Facilitate Growth and Returns In Millions Core ROATCE Capital Uses the Past 5 Years 20.0% 18.64% $250 18.0% $200 $175 16.0% $142 14.46% $150 14.0% $100 12.18% 12.0% 11.22% $34 $50 $25 9.77% 10.0% $0 h A e s t & as d ow M h en 8.0% r rc id G u iv ep D 2014 2015 2016 2017 2018 Q1 R re ha S 24

Enterprise Financial • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value 3-Year Total Shareholder Return 5-Year Total Shareholder Return 254% 135% 134% 64% EFSC Index EFSC Index Note: Index  = SNL U.S. Bank $5B - $10B, as of 3/31/2018 25

1st Quarter 2018 EFSC Investor Presentation Appendix

Acquisition of Jefferson County Bancshares, Inc. (JCB) Closed February 10, 2017 Snapshot • Consistent with M&A Expansion Strategy • Enhanced EFSC's footprint in the St. Louis MSA, while building total balance sheet size to $5 billion in assets • Top five deposit market share in St. Louis MSA Achievements • Successfully completed core systems conversion on May 22, 2017 • Expanded branch presence • ~$4 billion of deposits • Strengthens & diversifies core deposit gathering capabilities • Approximately $60 million in deposits per branch 27

Effective Tax Rate Reconciliation Q1 2018 2017 Q4 2017 Federal Tax Rate 21.00% 35.00% 35.00% State Tax, Net of Federal Benefit 2.65% 1.94% 1.94% Excess Tax Benefits (4.06)% (2.47)% (1.25)% Tax Credit Investments (3.98)% (1.89)% (3.62)% Other Tax Adjustments (0.31)% (2.28)% (3.90)% Pre-DTA Effective Tax Rate 15.30% 30.30% 28.17% Deferred Tax Asset Revaluation —% 14.00% 44.30% Ending Effective Tax Rate 15.30% 44.30% 72.47% 28

Balance Sheet Positioned for Growth Modest Asset High-quality, 59% Floating Cash-flowing 8.13% Sensitivity 25.7% Rate Loans, Securities Tangible (200 BPS Non-Interest with Two-Year Portfolio with Common Rate Shock Bearing DDA to Average Four-Year Equity/Tangible Increases NII Total Deposits By 4.0%) Duration Average Assets Duration 29

Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Completed 4 Contributed $74 2,016 2017 2018 Q1 FDIC-Assisted Million in Net Transactions Earnings Since Since December $15,018 $8,106 $1,765 Acquisition 2009 Dollars in Thousands Significant Terminated all loss share agreements with the $47 Million of Contribution to Remaining FDIC in December 2015 Future Earnings Contractual with Estimated Cash Flows with Future $24 Million Accretable Yield Carrying Value Early termination charge from Q4 2015 of $9 Million earned back 100% in Q1 2016 Accretable yield estimate as of 3/31/2018 30

Capital Management Tangible Common Equity/Tangible Assets • 2,000,000 Share Common Stock Repurchase Plan • ~ 10% of EFSC Outstanding Shares 8.69% 8.88% 8.76% • No Specified End Date 7.78% 8.14% 8.13% • Disciplined, Patient Approach Based on Market Conditions • Repurchased 64,915 shares at an average price of $47.10 in the first quarter of 2018 2013 2014 2015 2016 2017 Q1 2018 • Sufficient Capital to Support Growth Plans • $0.11 1st quarter 2018 Dividend 31

Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net interest margin and other core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of non-comparable items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude the gain or loss on sale of other real estate from non-core acquired loans, and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, deferred tax asset revaluation due to U.S. corporate income tax reform, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$9 billion with commercial loans greater than 20% and consumer loans less than 10%. 32

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Quarter ended Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
CORE PERFORMANCE MEASURES					
Net interest income	$ 46,171	$ 47,404	$ 45,625	$ 45,633	$ 38,642
Less: Incremental accretion income	766	2,503	1,556	2,584	1,075
Core net interest income	45,405	44,901	44,069	43,049	37,567
Total noninterest income	9,542	11,112	8,372	7,934	6,976
Less: Gain (loss) on sale of other real estate from non-core acquired loans	—	(6)	—	—	—
Less: Other income from non-core acquired assets	1,013	—	—	—	—
Less: Gain on sale of investment securities	9	—	22	—	—
Core noninterest income	8,520	11,118	8,350	7,934	6,976
Total core revenue	53,925	56,019	52,419	50,983	44,543
Provision for portfolio loan losses	1,871	3,186	2,422	3,623	1,533
Total noninterest expense	29,143	28,260	27,404	32,651	26,736
Less: Other expenses related to non-core acquired loans	14	114	19	(16)	123
Less: Facilities disposal	—	—	—	389	—
Less: Merger related expenses	—	—	315	4,480	1,667
Core noninterest expense	29,129	28,146	27,070	27,798	24,946
Core income before income tax exp	22,925	24,687	22,927	19,562	18,064
Total income tax expense	3,778	19,820	7,856	5,545	5,106
Less: income tax expense from deferred tax asset revaluation[1]	—	12,117	—	—	—
Less: Other non-core income tax expense[2]	438	1,011	465	(784)	190
Core income tax expense	3,340	6,692	7,391	6,329	4,916
Core net income	$ 19,585	$ 17,995	$ 15,536	$ 13,233	$ 13,148
Core diluted earnings per share	$ 0.84	$ 0.77	$ 0.66	$ 0.56	$ 0.59
Core return on average assets	1.49%	1.37%	1.21%	1.06%	1.17%
Core return on average common equity	14.34%	12.84%	11.13%	9.72%	11.29%
Core return on average tangible common equity	18.64%	16.71%	14.50%	12.72%	13.75%
Core efficiency ratio	54.02%	50.24%	51.64%	54.52%	56.01%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT)					
Net interest income	$ 46,386	$ 47,824	$ 46,047	$ 46,096	$ 39,147
Less: Incremental accretion income	766	2,503	1,556	2,584	1,075
Core net interest income	$ 45,620	$ 45,321	$ 44,491	$ 43,512	$ 38,072
Average earning assets	$4,948,875	$4,826,271	$4,712,672	$4,641,198	$4,259,198
Reported net interest margin	3.80%	3.93%	3.88%	3.98%	3.73%
Core net interest margin	3.74%	3.73%	3.75%	3.76%	3.63%

[1]Deferred tax asset revaluation associated with U.S. corporate income tax reform.

[2]Other non-core income tax expense calculated at 24.7% of non-core pretax income for 2018. For 2017, the calculation is 38.0% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs.

33

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Year ended December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
CORE PERFORMANCE MEASURES				
Net interest income	$ 177,304	$ 135,495	$ 120,410	$ 117,368
Less: Incremental accretion income	7,718	11,980	12,792	18,930
Core net interest income	169,586	123,515	107,618	98,438
Total noninterest income	34,394	29,059	20,675	16,631
Less: Gain on sale of other real estate from non-core acquired loans	(6)	1,565	107	445
Less: Other income from non-core acquired assets	—	621	—	—
Less: Gain on sale of investment securities	22	86	23	—
Less: Change in FDIC loss share receivable	—	—	(5,030)	(9,307)
Less: Closing fee	—	—	—	945
Core noninterest income	34,378	26,787	25,575	24,548
Total core revenue	203,964	150,302	133,193	122,986
Provision for portfolio loan losses	10,764	5,551	4,872	4,409
Total noninterest expense	115,051	86,110	82,226	87,463
Less: Merger related expenses	6,462	1,386	—	—
Less: Other expenses related to non-core acquired loans	240	1,094	1,558	2,953
Less: Facilities disposal charge	389	1,040	—	1,004
Less: Executive severance	—	332	—	—
Less: FDIC loss share termination	—	—	2,436	—
Less: FDIC clawback	—	—	760	1,201
Less: FHLB prepayment penalty	—	—	—	2,936
Less: Other non-core expenses	—	41	—	—
Core noninterest expense	107,960	82,217	77,472	79,369
Core income before income tax expense	85,240	62,534	50,849	39,208
Total income tax expense	38,327	26,002	19,951	13,871
Less: Income tax expense from deferred tax asset revaluation[1]	12,117	—	—	—
Less: Other non-core income tax expense[2]	882	4,705	2,893	706
Core income tax expense	25,328	21,297	17,058	13,165
Core net income	$ 59,912	$ 41,237	$ 33,791	$ 26,043
Core diluted earnings per share	$ 2.58	$ 2.03	$ 1.66	$ 1.29
Core return on average assets	1.2%	1.09%	1%	0.82%
Core return on average common equity	11.26%	11.1%	10.08%	8.63%
Core return on average tangible common equity	14.46%	12.18%	11.22%	9.77%
Core efficiency ratio	52.93%	54.7%	58.17%	64.53%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX				
Net interest income	$ 179,114	$ 137,261	$ 122,141	$ 119,002
Less: Incremental accretion income	7,718	11,980	12,792	18,930
Core net interest income	$ 171,396	$ 125,281	$ 109,349	$ 100,072
Average earning assets	$ 4,611,671	$ 3,570,186	$ 3,163,339	$ 2,921,978
Reported net interest margin	3.88%	3.84%	3.86%	4.07%
Core net interest margin	3.72%	3.51%	3.46%	3.42%

[1]Deferred tax asset revaluation associated with U.S. corporate income tax reform.

[2]Other non-core income tax expense calculated at 38.0% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs.

34

1st Quarter 2018 EFSC Investor Presentation Q&A